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                                                                    EXHIBIT 99.6

                 CONSENT OF MARINA HAHN TO BECOME A DIRECTOR OF
                            THE HAIN FOOD GROUP, INC.

                  I hereby consent to the reference to my election as a director of The Hain Food Group, Inc. in the Prospectus/Proxy Statement constituting part of Hain's Registration Statement on Form S-4.

                                                              /s/ Marina Hahn
                                                              -----------------
                                                              Marina Hahn

March 24, 2000